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                                                                   Exhibit 23.1

                CONSENT OF EMENS, KEGLER, BROWN, HILL & RITTER

         We hereby consent to the filing of our Form of Opinion as an exhibit to the S-4 Registration Statement of Goodrich Petroleum Corporation and to the reference to us under the heading "Legal Matters."

                                 EMENS, KEGLER, BROWN, HILL & RITTER CO., L.P.A.


                                 By: /s/ JOHN R. THOMAS
                                         John R. Thomas, Esq.

Columbus, Ohio
April 14, 1995